
                                                                  Exhibit (j)(1)

                          INDEPENDENT AUDITORS' CONSENT

To the Shareholders and Board of Trustees of Travelers Series Trust:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Travelers Series Trust (the "Fund") in these Prospectuses and Statement of Additional Information, of our report dated February 8, 2002, on the statements of assets and liabilities, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods described below. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial
Highlights" in these Prospectuses and "Financial Statements" in the Statement of Additional Information.

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PORTFOLIOS
----------
Travelers Quality Bond Portfolio               Statement of Assets and Liabilities    Year ended December 31, 2001
U.S. Government Securities Portfolio           Statement of Operations                Year ended December 31, 2001
Social Awareness Stock Portfolio               Statements of Changes in Net Assets    Two years ended December 31, 2001
Utilities Portfolio                            Financial Highlights                   Five years ended December 31, 2001
Zero Coupon Bond Fund Portfolio Series 2005
Lazard International Stock Portfolio
MFS Emerging Growth Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio

MFS Value Portfolio                            Statement of Assets and Liabilities     Year ended December 31, 2001
                                               Statement of Operations                 Year ended December 31, 2001
                                               Statements of Changes in Net Assets     Two years ended December 31, 2001
                                               Financial Highlights                    Three years ended December 31, 2001
                                                                                       and the period from July 20, 1998 to
                                                                                       December 31, 1998

MFS Mid Cap Growth Portfolio                   Statement of Assets and Liabilities     Year ended December 31, 2001
MFS Research Portfolio                         Statement of Operations                 Year ended December 31, 2001
                                               Statements of Changes in Net Assets     Two years ended December 31, 2001
                                               Financial Highlights                    Three years ended December 31, 2001
                                                                                       and the period from March 23, 1998 to
                                                                                       December 31, 1998

Convertible Bond Portfolio                     Statement of Assets and Liabilities     Year ended December 31, 2001
                                               Statement of Operations                 Year ended December 31, 2001
                                               Statements of Changes in Net Assets     Two years ended December 31, 2001
                                               Financial Highlights                    Three years ended December 31, 2001
                                                                                       and the period from May 1, 1998 to
                                                                                       December 31, 1998

Disciplined Mid Cap Stock Portfolio            Statement of Assets and Liabilities     Year ended December 31, 2001
                                               Statement of Operations                 Year ended December 31, 2001
                                               Statements of Changes in Net Assets     Two years ended December 31, 2001
                                               Financial Highlights                    Four years ended December 31, 2001
                                                                                       and the period from April 1, 1997
                                                                                       to December 31, 1997

                                                                                        KPMG LLP
New York, New York
April 11, 2002